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                                                                   EXHIBIT 23(1)


                       CONSENT OF INDEPENDENT AUDITORS


SOLUTIA INC.:

We consent to the incorporation by reference in this Registration Statement of Solutia Inc. on Form S-8 of our report dated May 1, 1997, except for the SUBSEQUENT EVENT section of Note 1, as to which the date is July 10, 1997, appearing in your Registration Statement on Form 10 filed August 7, 1997, as amended August 19, 1997.

                                                      /s/ Deloitte & Touche LLP


Saint Louis, Missouri
August 28, 1997